Income taxes	12 Months Ended
Dec. 31, 2016
Income taxes
Income taxes

10. Income taxes

For the years ended December 31, 2016, 2015 and 2014, the components of loss before income taxes were as follows (in thousands):

	Year Ended
	December 31,
	2016	2015	2014
Sweden	$(16,433)	$(33,960)	$(9,165)
Ireland	(11,653)	(191)	—
Cayman Islands	(19,550)	(8,722)	—
U.S.	(3,721)	(1,210)	(985)
Total	$(51,357)	$(44,083)	$(10,150)

The components of income tax expense (benefit) for the years ended December 31, 2016, 2015 and 2014 were as follows (in thousands):

	Year Ended
	December 31,
	2016	2015	2014
Current tax expense (benefit):
Sweden	$—	$—	$—
Ireland	22	—	—
U.S.
Federal	151	—	—
State	73	—	—
Total	$246	$—	$—
Deferred tax expense (benefit):
Sweden	$—	$212	$(648)
Ireland	—	(24)	—
U.S.
Federal	(5,793)	(17,543)	(2,433)
State	(678)	(1,233)	(720)
Change in valuation allowance	3,587	18,138	3,321
Total	$(2,638)	$(450)	$(480)

With the exception of Strongbridge U.S. Inc., we have incurred net operating losses since inception. For the Ireland and Swedish operations, we have not reflected any benefit of net operating loss carryforwards (NOLs)  in the accompanying financial statements. For Strongbridge U.S. Inc., as a result of the intercompany service agreements, it is more likely than not this entity will have taxable income and recognize all deferred tax assets. Due to the recording of a full impairment of the BioPancreate intellectual property in the current year at BioPancreate, we have established a full valuation allowance against all prior deferred tax assets.

Deferred taxes are recognized for temporary differences between the bases of assets and liabilities for financial statement and income tax purposes. The tax effect of temporary differences that give rise to significant portions of the deferred tax assets are as follows (in thousands):

	Year Ended
	December 31,
	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$24,433	$22,039
Stock based compensation	1,870	—
Other deferred activity	96	—
Tax credits	9,135	9,135
Capitalized research and development costs	161	161
Total deferred tax assets	35,695	31,335
Valuation allowance	(33,738)	(30,150)
Deferred tax assets recognized	1,957	1,185
Deferred tax liabilities:
Warrants	(358)	—
Acquired intangible assets	—	(2,111)
Total deferred tax liabilities	(358)	(2,111)
Net deferred tax assets (liabilities)	$1,599	$(926)

We have evaluated the positive and negative evidence bearing upon the realizability of our deferred tax assets. Based on our history of operating losses in Ireland and Sweden, we have concluded that it is more likely than not that the benefit of our deferred tax assets will not be realized. Currently, as a result of intercompany service agreements that provide a source of taxable income going forward, Strongbridge U.S. Inc. is more likely than not to realize its deferred tax assets. Separately, as a result of recording a full impairment of the BioPancreate intellectual property, we have recorded a full valuation allowance against the prior federal attributes and all existing state attributes related to BioPancreate. The valuation allowance increased by approximately $3.6 million and $18.1 million during the year ended December 31, 2016 and 2015, respectively, due primarily to net operating losses.

The Company’s effective income tax rate differs from the ultimate parent company, Strongbridge Biopharma plc, Irish domestic statutory rate of 12.5% for the year ended December 31, 2016 and 2015. In December 31, 2014, the effective income tax rate differs from the previous ultimate parent company, Cortendo AB’s, Swedish domestic tax rate of 22% as follows:

	Year Ended
	December 31,
	2016	2015	2014
Ireland statutory income tax rate	12.50%	12.50%	—
Swedish statutory income tax rate	—	—	22.00%
Foreign tax differential between Sweden, U.S., Cayman Island and Ireland	2.28	15.70	(4.60)
Federal tax credits	—	12.10	20.90
Change in valuation allowance	(6.69)	(41.20)	(32.70)
State income taxes	0.92	—	—
Permanent differences	1.59	—	—
Fx remeasurement of Swedish DTS	(5.42)	(5.41)	—
Other	(0.04)	7.31	(0.90)
Effective income tax rate	5.14%	1.00%	4.70%

At December 31, 2016, we had approximately $70.4 million of Swedish NOLs and approximately $12.5 million of Ireland NOLs, which have an indefinite life, and approximately $37.1 million of U.S. federal and $37.2 million of state NOLs, which begin to expire in 2031.  Through December 31, 2015 we operated through a permanent establishment in both Sweden and the United States. Relief is granted by way of crediting the U.S. tax against the Swedish tax. This tax credit can never exceed the Swedish tax on the income. Since the tax rate is higher in the United States than in Sweden, the Swedish taxable carryforward losses of $70.4 million can only generate a tax benefit if income is derived from sources other than the permanent establishment in the United States. Beginning January 1, 2016, the US operations that were not part of BioPancreate Inc occurred in a newly formed US corporation. There were no operating losses generated during 2016 in the U.S. except for a minor state NOL at BioPancreate.

At December 31, 2016, we had $8.9 million of U.S. federal orphan drug tax credit carryforwards, which begin to expire in 2032, and $167,000 of U.S. federal research and development tax credit carryforwards, which begin to expire in 2031. The orphan drug credit carryforward is attributable to the permanent establishment of the Swedish entity within the U.S.

Utilization of the NOLs may be subject to limitations under Swedish tax regulations or U.S. Internal Revenue Code Section 382 if there is a greater than 50% ownership change as determined under applicable regulations.